UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2016

Ryder System, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11690 NW 105th Street, Miami, Florida		33178
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 500-3726
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
As previously announced, Ryder System, Inc. (the Company) held its inaugural Investor Day on Thursday, May 19, 2016.
In connection with the Investor Day presentation, the Company reaffirmed its guidance for the second quarter and full year of 2016, as previously reported in the Company's first quarter 2016 results in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 26, 2016.
A copy of the Company's press release is attached hereto as Exhibit 99.1 and a copy of the Investor Day presentation is attached hereto as Exhibit 99.2. A live webcast of the presentation and the accompanying slides will be available on our website at http://investors.ryder.com.
The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 and General Instruction B.2 thereunder and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference to such filing.
Item 9.01 Exhibits.
The following exhibits are furnished as part of this report on Form 8-K.

Exhibit	Description

99.1	Press Release, dated May 19, 2016, reaffirming second quarter and full year guidance at 2016 Investor Day.
99.2	Presentation presented at the 2016 Investor Day held on May 19, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ryder System, Inc.

May 19, 2016	By:	/s/ Robert D. Fatovic

Name: Robert D. Fatovic
Title: Executive Vice President, Chief Legal Officer & Corporate Secretary

Item 9.01 Exhibits.
The following exhibits are furnished as part of this report on Form 8-K.

Exhibit	Description

99.1	Press Release, dated May 19, 2016, reaffirming second quarter and full year guidance at 2016 Investor Day.
99.2	Presentation presented at the 2016 Investor Day held on May 19, 2016.